OCEAN PARK DOMESTIC ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.7%
	EQUITY - 99.7%
1,543	Invesco Nasdaq 100 ETF	$ 309,911
912	Invesco S&P 500 Equal Weight ETF	163,394
2,580	iShares Core S&P Mid-Cap ETF	160,786
708	iShares Core S&P Small-Cap ETF	82,808
386	iShares MSCI USA Momentum Factor ETF	78,265
624	iShares Select Dividend ETF	84,284
1,398	Pacer US Cash Cows 100 ETF	80,846
324	Vanguard Mid-Cap Growth ETF	78,884
504	Vanguard Mid-Cap Value ETF	84,506
683	Vanguard S&P 500 ETF	360,398
150	Vanguard Small-Cap Growth ETF	40,106
210	Vanguard Small-Cap Value ETF	42,164
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,477,580)	1,566,352

	TOTAL INVESTMENTS - 99.7% (Cost $1,477,580)	$ 1,566,352
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	4,974
	NET ASSETS - 100.0%	$ 1,571,326

ETF	- Exchange-Traded Fund
MSCI	- Morgan Stanley Capital International